                                                                    EXHIBIT 99.7

                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT

                  THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of October, 2005, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller" or "Lehman Brothers Holdings"), COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership (the "Servicer"), a wholly owned subsidiary of COUNTRYWIDE HOME LOANS, INC., a New York corporation ("Countrywide"), and acknowledged by AURORA LOAN SERVICES LLC, a Delaware limited liability company ("Aurora"), and HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association (the "Trustee"), recites and provides as follows:

                                    RECITALS

                  WHEREAS, Lehman Brothers Bank, FSB (the "Bank") acquired certain fixed and adjustable rate, conventional, first lien, residential mortgage loans from Countrywide Home Loans, Inc. pursuant to the Flow Seller's Warranties and Servicing Agreement between the Seller and Countrywide Home Loans, Inc., dated as of June 1, 2004 for Conventional Residential Fixed Rate Mortgage Loans (the "SWSA") attached hereto as Exhibit B and such Mortgage Loans are being serviced on behalf of Countrywide Home Loans, Inc. by the Servicer.

                  WHEREAS, pursuant to an Assignment and Assumption Agreement, dated October 1, 2005 (the "Assignment and Assumption Agreement") annexed as Exhibit C hereto, the Seller acquired from the Bank all of the Bank's right, title and interest in and to the mortgage loans currently serviced under the SWSA and assumed for the benefit of each of the Servicer and the Bank the rights and obligations of the Bank as owner of such mortgage loans pursuant to the SWSA.

                  WHEREAS, the Seller has conveyed the mortgage loans identified on Exhibit D hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to the Trustee, pursuant to a trust agreement, dated as of October 1, 2005 (the "Trust Agreement"), among the Trustee, Aurora, as master servicer ("Aurora," and, together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), Wells Fargo Bank, National Association, as securities administrator, and SASCO.

                  WHEREAS, the Serviced Mortgage Loans are currently being serviced by the Servicer pursuant to the SWSA.

                  WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

                  WHEREAS, the Seller and the Servicer agree that the provisions of the SWSA shall apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

                  WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

                  WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

                  NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the SWSA incorporated by reference herein (regardless of whether such terms are defined in the SWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Custodianship. The parties hereto acknowledge that U.S. Bank National Association will act as custodian of the Servicing Files for the Trustee pursuant to a Custodial Agreement, dated October 1, 2005, between U.S. Bank National Association and the Trustee.

         3. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the SWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 4.05 and Section 5.01 of the SWSA, the remittance on November 18, 2005 to the Trust Fund is to include principal due after October 1, 2005 (the "Trust Cut-off Date") plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c) and (d) of Section 5.01 of the SWSA.

         5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SARM 2005-21 Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Seller under the SWSA to enforce the obligations of the Servicer under the SWSA and the term "Purchaser" as used in the SWSA in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section 10.01 of the SWSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Seller under the SWSA and in connection with the performance of the Master Servicer's duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         6. No Representations. Neither Countrywide nor the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the

Serviced Mortgage Loans (other than those representations and warranties made by Countrywide in Section 3.02 of the SWSA as of the date of the sale from Countrywide to the Bank) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

                  All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Aurora Loan Services LLC
                  327 Inverness Drive South
                  Englewood, CO  80112
                  Mail Stop Code - 3195
                  Attn:    E. Todd Whittemore - Master Servicing
                           SARM 2005-21
                  Tel:     720-945-3422

                  All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

                  JPMorgan Chase Bank, N.A.
                  New York, New York
                  ABA#:  021-000-021
                  Account Name:       Aurora Loan Services LLC,
                                      Master Servicing Payment Clearing Account
                  Account Number:  066-611059
                  Beneficiary:  Aurora Loan Services LLC
                  For further credit to:  SARM 2005-21

                  All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  HSBC Bank USA, National Association
                  452 Fifth Avenue
                  New York, New York 10018
                  Attention:  Issuer Services, SARM 2005-21
                  Telephone:  212-525-1501
                  Facsimile:  212-525-1300

                  All notices required to be delivered to the Seller hereunder shall be delivered to the Seller, at the following address:

                  Lehman Brothers Holdings Inc.
                  745 Seventh Avenue, 7th Floor
                  New York, New York  10019
                  Attention:  Leslee Gelber
                  Telephone:  (212) 526-5861
                  E-mail:  lgelber@lehman.com

                  With a copy to:
                  Dechert, LLP
                  4000 Bell Atlantic Tower
                  1717 Arch Street
                  Philadelphia, PA 19103
                  Attention: Steven J. Molitor, Esq.

                  All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the SWSA.

         8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                      [SIGNATURE PAGES IMMEDIATELY FOLLOW]

                  Executed as of the day and year first above written.

                                 LEHMAN BROTHERS HOLDINGS INC.,
                                 as Seller

                                 By:
                                        ----------------------------------------
                                 Name:  Ellen Kiernan
                                 Title: Authorized Signatory

                                 COUNTRYWIDE HOME LOANS SERVICING LP,
                                 as Servicer

                                 By: Countrywide GP, Inc., its General Partner

                                 By:
                                        ----------------------------------------
                                 Name:
                                 Title:

                                 COUNTRYWIDE HOME LOANS, INC.

                                 By:
                                        ----------------------------------------
                                 Name:
                                 Title:

Acknowledged:

AURORA LOAN SERVICES LLC,
as Master Servicer

By:
        --------------------------------
Name:   E. Todd Whittemore
Title:  Executive Vice President


HSBC BANK USA, NATIONAL ASSOCIATION
  as Trustee

By:
        --------------------------------
Name:
Title:

                                    EXHIBIT A

                            Modifications to the SWSA

1. Unless otherwise specified herein, any provisions of the SWSA, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase obligations, (iii) Whole Loan and Pass-Through Transfers and Reconstitution, and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement. The exhibits to the SWSA and all references to such exhibits shall also be disregarded.

2. The definition of "Eligible Investments" in Article I is hereby amended in its entirety to read as follows:

                  Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                           (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

                           (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

                           (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

                           (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

                           (v)      commercial paper (including both
                  non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

                           (vi)     a Qualified GIC;

                           (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

                           (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

3. A definition of "Ginnie Mae" is hereby added to Article I to immediately follow the definition of "Freddie Mac," to read as follows:

                  Ginnie Mae: The Government National Mortgage Association, or any successor thereto.


4. The definition of "Mortgage Loan" is hereby amended and restated in its entirety to read as follows:

                  Mortgage Loan: An individual servicing retained Mortgage Loan which has been purchased from the Company by Lehman Brothers Bank, FSB and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the monthly reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

5. The definition of "Mortgage Loan Schedule" is hereby amended and restated in its entirety to read as follows:

                  Mortgage Loan Schedule: The schedule of Mortgage Loans attached as Exhibit D to this Agreement setting forth certain information with respect to the Mortgage Loans purchased from the Servicer by Lehman Brothers Bank, FSB pursuant to the SWSA.

6. The definition of "Qualified Depository" is hereby amended and restated in its entirety to read as follows:

                  Qualified Depository: Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or
                  (iii) Lehman Brothers Bank, F.S.B., a federal savings bank.

7. A new definition of "Qualified GIC" is hereby added to Article I to immediately follow the definition of "Qualified Depository", to read as follows:

                  Qualified GIC: A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

                  (a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

                  (b) provide that the Servicer may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

                  (c) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Servicer, the Servicer shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

                  (d) provide that the Servicer's interest therein shall be transferable to any successor Servicer or the Master Servicer hereunder; and

                  (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

8. The parties acknowledge that the fourth paragraph of Section 2.02 (Books and Records; Transfers of Mortgage Loans) shall be inapplicable to this Agreement.

9. The parties acknowledge that Section 2.03 (Delivery of Documents) shall be superseded by the provisions of the Custodial Agreement.

10. Section 3.01(c) (No Conflicts) is hereby amended by deleting the words "the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser".

11. Section 3.01(f) (Ability to Perform) is hereby amended by deleting the second sentence thereof.

12. Section 3.01(h) (No Consent Required) is hereby amended by deleting the words "or the sale of the Mortgage Loans".

13.  Section 3.01(i) (Selection Process), Section 3.01(j) (Pool
     Characteristics), Section 3.01(l) (Sale Treatment), Section 3.01(n) (No Brokers' Fees) and Section 3.01 (o) (Origination) shall be inapplicable to this Agreement.

14. Four new paragraphs are hereby added at the end of Section 3.01 (Company Representations and Warranties) to read as follows:

                           It is understood and agreed that the representations
                  and warranties set forth in Section 3.01 (a) through (h) and
                  (k) are hereby restated as of the Closing Date and shall survive the engagement of the Company to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Company and shall inure to the benefit of the Trustee, the Trust Fund and the Master Servicer. Upon discovery by either the Company, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

                           Within 60 days of the earlier of either discovery by
                  or notice to the Company of any breach of a representation or warranty set forth in Section 3.01 which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Company shall, at the Master Servicer's option, assign the Company's rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor servicer selected by the Master Servicer with the prior consent and approval of the Trustee. Such assignment shall be made in accordance with Section 12.01.

                           In addition, the Company shall indemnify (from its
                  own funds) the Trustee, the Trust Fund and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this
                  Section 3.01
                  constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

                           Any cause of action against the Company relating to
                  or arising out of the breach of any representations and warranties made in Section 3.01 shall accrue upon (i) discovery of such breach by the Company or notice thereof by the Trustee or Master Servicer to the Company, (ii) failure by the Company to cure such breach within the applicable cure period, and (iii) demand upon the Company by the Trustee or the Master Servicer for compliance with this Agreement.

15.  Section 4.01 (Company to Act as Servicer) is hereby amended as follows:

                  (i) by deleting the first sentence of the second paragraph of such section and replacing it with the following:

                           Consistent with the terms of this Agreement, the
                  Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent, the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

                  (ii) by adding the following to the end of the second paragraph of such section:

                  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Company shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

16. Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

                           the words "in trust for the Purchaser of Conventional
                  Residential Conventional Residential Mortgage Loans, and various Mortgagors" in the fourth and fifth lines of the first sentence of the first paragraph shall be replaced by the following: "in trust for SARM 2005-21 Trust Fund and various Mortgagors".

17. Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by replacing the words from the word "Purchaser" in the sixth line of clause (ii) to the end of such clause (ii) with the following:

                           the Trust Fund; provided however, that in the event
                  that the Company determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from

                  Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Company may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Company's right thereto shall be prior to the rights of the Trust Fund;

18. Section 4.06 (Establishment of and Deposits to Escrow Account) shall be amended by deleting the words "Purchaser of Conventional Residential Mortgage Loans, and various Mortgagors" in the fifth line of the first sentence of the first paragraph, and replacing it with the following:

                  "in trust for SARM 2005-21 Trust Fund and various Mortgagors."

19. Section 4.15 (Maintenance of LPMI Policy; Claims) is hereby amended by adding the following sentence to the end of paragraph (a):

                  The Servicer will notify the Master Servicer or Lehman Brothers Holdings in the event that the LPMI Policy is terminated.

20. Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by (i) replacing the reference to "one year" in the seventh line of the third paragraph thereof with "three years" and (ii) adding two new paragraphs after the fourth paragraph thereof to read as follows:

                  In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Company has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Company has received such an extension, then the Company shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Company has not received such an extension and the Company is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Company has received such an extension, and the Company is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Company shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Company) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Company which would enable the Company, on behalf of the Trust Fund, to request such grant of extension.

                  Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used or held by or on behalf of the Trust Fund in such a manner, pursuant to any terms or for a period that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) result in the imposition of any tax upon any REMIC included in the Trust Fund.

         (iii) replacing the word "advances" in the sixth line of the fifth paragraph thereof with "Monthly Advances", and (iv) by adding the following to the end of such Section:

                  Prior to acceptance by the Company of an offer to sell any REO Property, the Company shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Company in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Company shall not proceed with such sale.

21. Section 5.01 (Remittances) is hereby amended by adding the following after the second paragraph of such Section:

                           All remittances required to be made to the Master
                  Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                           JPMorgan Chase Bank, N.A.
                           New York, New York
                           ABA #: 021-000-021
                           Account Name:    Aurora Loan Services LLC
                           Master Servicing Payment Clearing Account
                           Account Number: 066-611059
                           Beneficiary:  Aurora Loan Services LLC
                           For further credit to:  Aurora Loan Services 2005-21

22. Section 5.02 (Statements to Purchaser) is hereby amended in its entirety to read as follows:

                  Section 5.02      Statements to Master Servicer.

                           The Company shall deliver or cause to be delivered to
                  the Master Servicer executed copies of the custodial and escrow account letter agreements pursuant to Sections 4.04 and
                  4.06 within 30 days of the Closing Date.

                           Not later than the tenth calendar day of each month,
                  the Company shall furnish to the Master Servicer an electronic file providing loan level accounting data for the period ending on the last Business Day of the preceding month in the format mutually agreed to between the Company and the Master Servicer. The information required by Exhibit E-1 and Exhibit E-2 is limited to that which is readily available to the Company and is mutually agreed to by the Company and Master Servicer.

23. Section 9.01 (Indemnification; Third Party Claims) is hereby amended in its entirety to read as follows:

                                    The Company shall indemnify the Trust Fund,
                  the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Company immediately shall notify the Purchaser, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Company shall follow any written instructions received from the Trustee in connection with such claim. The Trustee from the assets of the Trust Fund promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Company's indemnification pursuant to
                  Section 6.02, or the failure of the Company to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

                                    The Trust Fund shall indemnify the Company
                  and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and any other costs, fees and expenses that the Company may sustain in any way related to the failure of the Trustee or the Master Servicer to perform its duties in compliance with the terms of this Agreement.

                                    In the event a dispute arises between an
                  indemnified party and the Company with respect to any of the rights and obligations of the parties pursuant to this Agreement and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

24. Section 9.03 (Limitation on Liability of Company and Others) is hereby amended in its entirety to read as follows:

                           Neither the Company nor any of the directors,
                  officers, employees or agents of the Company shall be under any liability to the Master Servicer, the Trustee, the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any liability that would otherwise be imposed for its disregard for, or failure to perform its obligations and duties under this Agreement, or by reason of any breach of the terms and conditions of this Agreement. The Company and any director, officer, employee or agent of the Company shall be entitled to indemnification by the Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, the Trust Agreement, or the Certificates other than any loss, liability or expense incurred by reason of its disregard for, or failure to perform its obligations and duties hereunder. The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Company may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company shall be entitled to be reimbursed therefor out of the Custodial Account it maintains as provided by Section 4.05.

25.  Section 10.01 (Events of Default) is hereby amended by:

                  (a) changing any reference to "Purchaser" to "Master Servicer"; and

                  (b) amending subclause (vii) as follows: "the Company at any time is neither a Fannie Mae or Freddie Mac approved servicer, and the Master Servicer has not terminated the rights and obligations of the Company under this Agreement and replaced the Company with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval; or".

26. Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to "Purchaser" to "Master Servicer".

27. Section 11.01 (Termination) is hereby amended by restating subclause (ii) thereof to read as below and adding the following sentence after the first sentence of Section 11.01:

                  (ii) mutual consent of the Company and the Master Servicer in writing, provided such termination is also acceptable to the Trustee and the Rating Agencies.

                           At the time of any termination of the Company
                  pursuant to this Section 11.01, the Company shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Sections 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Company until such amounts are received by the Trust Fund from the related Mortgage Loans.

28. Section 11.02 (Termination Without Cause) is hereby amended by replacing all references to "Purchaser" with "Lehman Brothers Holdings."

29. Section 12.01 (Successor to Company) is hereby amended in its entirety to read as follows:

                           Simultaneously with the termination of the Company's
                  responsibilities and duties under this Agreement pursuant to Sections 9.04, 10.01, 11.01(ii) or 11.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement with the termination of the Company's responsibilities, duties and liabilities under this Agreement. Any successor to the Company that is not at that time a servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, the Purchaser, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Purchaser, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company under this Agreement. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and the remedies available to the Trust Fund under Section 3.03 shall be applicable to the Company notwithstanding any such resignation or termination of the Company, or the termination of this Agreement.

                           Within a reasonable period of time, but in no event
                  longer than 30 days of the appointment of a successor entity, the Company shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Company shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Company's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                           Any successor appointed as provided herein shall
                  execute, acknowledge and deliver to the Trustee, the Company and the Master Servicer an instrument accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Company under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Sections 9.04, 10.01, 11.01 or 11.02 shall not affect any claims that (i) the Master Servicer or the Trustee may have against the Company arising out of the Company's actions or failure to act, or
                  (ii) the Company may have against the Trust Fund, prior to any such termination or resignation.

                           The Company shall deliver, within three (3) Business
                  Days of the appointment of a successor Servicer, the funds in the Custodial Account and Escrow Account and all Collateral Files, Credit Files and related documents and statements held by it hereunder to the successor Servicer and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

                           Upon a successor's acceptance of appointment as such,
                  the Company shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                           Except as otherwise provided in this Agreement, all
                  reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (as a result of a termination of the Company for cause pursuant to Section 10.01), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Company hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated Servicer from its own funds without reimbursement. The Trust Fund shall be liable for all costs and expenses incurred in connection with any transfer of servicing hereunder, other than costs and expenses incurred in connection with a transfer of servicing for cause as stated above.

30. Section 12.02 (Amendment) is hereby amended and restated in its entirety as follows:

                  Section 12.02 (Amendment)

                           This Agreement may be amended from time to time by
                  written agreement signed by the Company and the Purchaser, with the written consent of the Master Servicer and the Trustee.

31. Section 12.04 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

32.  Section 12.10 (Assignment by Purchaser) is hereby deleted in its entirety.

33. A new Section 12.12 (Intended Third Party Beneficiaries) is hereby added to read as follows:

                           Notwithstanding any provision herein to the contrary,
                  the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Company shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Company shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

34. A new Section 12.13 (Officer's Certificate) is hereby added to read as follows:

                           By March 15th of each year beginning March 15, 2006,
                  or at any other time upon thirty (30) days written request, an officer of the Servicer shall execute and deliver an Officer's Certificate substantially in the form of Exhibit F attached hereto, signed by the senior officer in charge of servicing of the Servicer or any officer to whom that officer reports, to the Master Servicer for the benefit of such Master Servicer and its respective officers, directors and affiliates. Notwithstanding the foregoing, in the event that as to any year a report on Form 10-K is not required to be filed with the Securities and Exchange Commission with respect to the related securitization transaction for the prior calendar year, then (i) the Depositor shall notify the Servicer of that fact, and (ii) the Servicer shall not be required to provide the Officer's Certificate described in this Section 12.13.

                                    EXHIBIT B

                                      SWSA

                               [See Exhibit 99.8]

                                    EXHIBIT C

                       Assignment and Assumption Agreement

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT D

                       Schedule of Serviced Mortgage Loans

                             [INTENTIONALLY OMITTED]

                                   EXHIBIT E-1

                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME       DESCRIPTION                                                    FORMAT
--------------   -----------------------------------------------------------    --------------------------
INVNUM           INVESTOR LOAN NUMBER                                           Number no decimals
SERVNUM          SERVICER LOAN NUMBER, REQUIRED                                 Number no decimals
BEGSCHEDBAL      BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                    Number two decimals
                 BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
                 REQUIRED

SCHEDPRIN        SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED             Number two decimals
                 ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                 REQUIRED, .00 IF NO COLLECTIONS
CURT1            CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                    Number two decimals
CURT1DATE        CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                    DD-MMM-YY
CURT1ADJ         CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                Number two decimals
CURT2            CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                    Number two decimals
CURT2DATE        CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                    DD-MMM-YY
CURT2ADJ         CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                Number two decimals
LIQPRIN          PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE           Number two decimals
OTHPRIN          OTHER PRINCIPAL, .00 IF NOT APPLICABLE                         Number two decimals
PRINREMIT        TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE       Number two decimals
INTREMIT         NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                   Number two decimals
                 .00 IF NOT APPLICABLE
TOTREMIT         TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                 Number two decimals
ENDSCHEDBAL      ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED               Number two decimals
                 ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                 .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL        ENDING TRIAL BALANCE                                           Number two decimals
                 .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE       ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT              DD-MMM-YY
ACTCODE          60 IF PAIDOFF, BLANK IF NOT APPLICABLE                         Number no decimals
ACTDATE          ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                    DD-MMM-YY
INTRATE          INTEREST RATE, REQUIRED                                        Number seven decimals
                                                                                Example .0700000 for 7.00%
SFRATE           SERVICE FEE RATE, REQUIRED                                     Number seven decimals
                                                                                Example .0025000 for .25%
PTRATE           PASS THRU RATE, REQUIRED                                       Number seven decimals
                                                                                Example .0675000 for 6.75%
PIPMT            P&I CONSTANT, REQUIRED                                         Number two decimals
                 .00 IF PAIDOFF

                                      E-1-1

                                   EXHIBIT E-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

DATA FIELD                   FORMAT                                                   DATA DESCRIPTION
--------------------------   ------------------------------------------------------   ----------------------------------------------
% of MI coverage             NUMBER(6,5)                                              The percent of coverage provided by the PMI
                                                                                      company in the event of loss on a defaulted
                                                                                      loan.

Actual MI claim filed date   DATE(MM/DD/YYYY)                                         Actual date that the claim was submitted to
                                                                                      the PMI company.

Actual bankruptcy start      DATE(MM/DD/YYYY)                                         Actual date that the bankruptcy petition is
date                                                                                  filed with the court.

Actual MI claim amount       NUMBER(15,2)                                             The amount of the claim that was filed by the
filed                                                                                 servicer with the PMI company.

Actual discharge date        DATE(MM/DD/YYYY)                                         Actual date that the Discharge Order is
                                                                                      entered in the bankruptcy docket.

Actual due date              DATE(MM/DD/YYYY)                                         Actual due date of the next outstanding
                                                                                      payment amount due from the mortgagor.

Actual eviction complete     DATE(MM/DD/YYYY)                                         Actual date that the eviction proceedingsare
date                                                                                  completed by local counsel.

Actual eviction start date   DATE(MM/DD/YYYY)                                         Actual date that the eviction proceedings are
                                                                                      commenced by local counsel.

Actual first legal date      DATE(MM/DD/YYYY)                                         Actual date that foreclosure counsel filed the
                                                                                      first legal action as defined by state
                                                                                      statute.

Actual redemption end date   DATE(MM/DD/YYYY)                                         Actual date that the foreclosure redemption
                                                                                      period expires.

Bankruptcy chapter           VARCHAR2(2)               7= Chapter 7 filed             Chapter of bankruptcy filed.
                                                       11= Chapter 11 filed
                                                       12= Chapter 12 filed
                                                       13= Chapter 13 filed

Bankruptcy flag              VARCHAR2(2)               Y=Active Bankruptcy            Servicer defined indicator that identifies
                                                       N=No Active Bankruptcy         that the property is an asset in an active
                                                                                      bankruptcy case.

Bankruptcy Case Number       VARCHAR2(15)                                             The court assigned case number of the
                                                                                      bankruptcy filed by a party with interest in
                                                                                      the property.

MI claim amount paid         NUMBER(15,2)                                             The amount paid to the servicer by the PMI
                                                                                      company as a result of submitting an MI claim.

                                                    E-2-1

MI claim funds received      DATE(MM/DD/YYYY)                                         Actual date that funds were received from the
date                                                                                  PMI company as a result of transmitting an MI
                                                                                      claim.

Current loan amount          NUMBER(10,2)                                             Current unpaid principal balance of the loan
                                                                                      as of the date of reporting to Aurora Master
                                                                                      Servicing.

Date FC sale scheduled       DATE(MM/DD/YYYY)                                         Date that the foreclosure sale is scheduled to
                                                                                      be held.

Date relief/dismissal        DATE(MM/DD/YYYY)                                         Actual date that the dismissal or relief from
granted                                                                               stay order is entered by the bankruptcy court.

Date REO offer accepted      DATE(MM/DD/YYYY)                                         Actual date of acceptance of an REO offer.

Date REO offer received      DATE(MM/DD/YYYY)                                         Actual date of receipt of an REO offer.

Delinquency value            NUMBER(10,2)                                             Value obtained typically from a BPO prior to
                                                                                      foreclosure referral not related to loss
                                                                                      mitigation activity.

Delinquency value source     VARCHAR2(15)              BPO= Broker's Price Opinion    Name of vendor or management company that
                                                       Appraisal=Appraisal            provided the delinquency valuation amount.

Delinquency value date       DATE(MM/DD/YYYY)                                         Date that the delinquency valuation amount was
                                                                                      completed by vendor or property management
                                                                                      company.

Delinquency flag             VARCHAR2(2)               Y= 90+ delinq. Not in FC,      Servicer defined indicator that identifies
                                                       Bky or Loss mit                that the loan is delinquent but is not
                                                       N=Less than 90 days            involved in loss mitigation, foreclosure,
                                                       delinquent                     bankruptcy or REO.

Foreclosure flag             VARCHAR2(2)               Y=Active foreclosure           Servicer defined indicator that identifies
                                                       N=No active foreclosure        that the loan is involved in foreclosure
                                                                                      proceedings.

Corporate expense balance    NUMBER(10,2)                                             Total of all cumulative expenses advanced by
                                                                                      the servicer for non-escrow expenses such as
                                                                                      but not limited to: FC fees and costs,
                                                                                      bankruptcy fees and costs, property
                                                                                      preservation and property inspections.

Foreclosure attorney         DATE(MM/DD/YYYY)                                         Actual date that the loan was referred to
referral date                                                                         local counsel to begin foreclosure
                                                                                      proceedings.

                                       E-2-2

Foreclosure valuation        NUMBER(15,2)                                             Value obtained during the foreclosure process.
amount                                                                                Usually as a result of a BPO and typically
                                                                                      used to calculate the bid.

Foreclosure valuation date   DATE(MM/DD/YYYY)                                         Date that foreclosure valuation amount was
                                                                                      completed by vendor or property management
                                                                                      company.

Foreclosure valuation        VARCHAR2(80)              BPO= Broker's Price Opinion    Name of vendor or management company that
source                                                 Appraisal=Appraisal            provided the foreclosure valuation amount.

FHA 27011A transmitted       DATE(MM/DD/YYYY)                                         Actual date that the FHA 27011A claim was
date                                                                                  submitted to HUD.

FHA 27011 B transmitted      DATE(MM/DD/YYYY)                                         Actual date that the FHA 27011B claim was
date                                                                                  submitted to HUD.

VA LGC/ FHA Case number      VARCHAR2(15)                                             Number that is assigned individually to the
                                                                                      loan by either HUD or VA at the time of
                                                                                      origination. The number is located on the Loan
                                                                                      Guarantee Certificate (LGC) or the Mortgage
                                                                                      Insurance Certificate (MIC).

FHA Part A funds received    DATE(MM/DD/YYYY)                                         Actual date that funds were received from HUD
date                                                                                  as a result of transmitting the 27011A claim.

Foreclosure actual sale      DATE(MM/DD/YYYY)                                         Actual date that the foreclosure sale was
date                                                                                  held.

Servicer loan number         VARCHAR2(15)                                             Individual number that uniquely identifies
                                                                                      loan as defined by servicer.

Loan type                    VARCHAR2(2)               1=FHA Residential              Type of loan being serviced generally defined
                                                       2=VA Residential               by the existence of certain types of
                                                       3=Conventional w/o PMI         insurance. (ie: FHA, VA, conventional insured,
                                                       4=Commercial                   conventional uninsured, SBA, etc.)
                                                       5=FHA Project
                                                       6=Conventional w/PMI
                                                       7=HUD 235/265
                                                       8=Daily Simple Interest Loan
                                                       9=Farm Loan
                                                       U=Unknown
                                                       S=Sub prime

Loss mit approval            DATE(MM/DD/YYYY)                                         The date determined that the servicer and
                                                                                      mortgagor agree to pursue a defined loss
                                                                                      mitigation alternative.

Loss mit flag                VARCHAR2(2)               Y= Active loss mitigation      Servicer defined indicator that identifies
                                                       N=No active loss mitigation    that the loan is involved in completing a loss
                                                                                      mitigation alternative.

                                                       E-2-3

Loss mit removal date        DATE(MM/DD/YYYY)                                         The date that the mortgagor is denied loss
                                                                                      mitigation alternatives or the date that the
                                                                                      loss mitigation alternative is completed
                                                                                      resulting in a current or liquidated loan.

Loss mit type                VARCHAR2(2)               L= Loss Mitigation             The defined loss mitigation alternative
                                                       LT=Litigation pending          identified on the loss mit approval date.
                                                       NP=Pending non-performing
                                                       sale
                                                       CH= Charge off
                                                       DI= Deed in lieu
                                                       FB= Forbearance plan
                                                       MO=Modification
                                                       PC=Partial claim
                                                       SH=Short sale
                                                       VA=VA refunding

Loss mit value               NUMBER(10,2)                                             Value obtained typically from a BPO prior to
                                                                                      foreclosure sale intended to aid in the
                                                                                      completion of loss mitigation activity.

Loss mit value date          DATE(MM/DD/YYYY)                                         Name of vendor or management company that
                                                                                      provided the loss mitigation valuation amount.

Loss mit value source        VARCHAR2(15)              BPO= Broker's Price Opinion    Date that the lost mitigation valuation amount
                                                       Appraisal=Appraisal            was completed by vendor or property management
                                                                                      company.

MI certificate number        VARCHAR2(15)                                             A number that is assigned individually to the
                                                                                      loan by the PMI company at the time of
                                                                                      origination. Similar to the VA LGC/FHA Case
                                                                                      Number in purpose.

LPMI Cost                    NUMBER(7,7)                                              The current premium paid to the PMI company
                                                                                      for Lender Paid Mortgage Insurance.

Occupancy status             VARCHAR2(1)               O=Owner occupied               The most recent status of the property
                                                       T=Tenant occupied              regarding who if anyone is occupying the
                                                       U=Unknown                      property. Typically a result of a routine
                                                       V=Vacant                       property inspection.

First Vacancy date/          DATE(MM/DD/YYYY)                                         The date that the most recent occupancy status
Occupancy status date                                                                 was determined. Typically the date of the most
                                                                                      recent property inspection.

Original loan amount         NUMBER(10,2)                                             Amount of the contractual obligations (ie:
                                                                                      note and mortgage/deed of trust).

Original value amount        NUMBER(10,2)                                             Appraised value of property as of origination
                                                                                      typically determined through the appraisal
                                                                                      process.

Origination date             DATE(MM/DD/YYYY)                                         Date that the contractual obligations (ie:
                                                                                      note and mortgage/deed of trust) of the
                                                                                      mortgagor was executed.

                                                  E-2-4

FHA Part B funds received    DATE(MM/DD/YYYY)                                         Actual date that funds were received from
date                                                                                  HUD as a result of transmitting the 27011B
                                                                                      claim.

Post petition due date       DATE(MM/DD/YYYY)                                         The post petition due date of a loan involved
                                                                                      in a chapter 13 bankruptcy.

Property condition           VARCHAR2(2)               1= Excellent                   Physical condition of the property as most
                                                       2=Good                         recently reported to the servicer by vendor or
                                                       3=Average                      property management company.
                                                       4=Fair
                                                       5=Poor
                                                       6=Very poor

Property type                VARCHAR2(2)               1=Single family                Type of property secured by mortgage such as:
                                                       2=Town house                   single family, 2-4 unit, etc.
                                                       3=Condo
                                                       4=Multifamily
                                                       5=Other
                                                       6=Prefabricated
                                                       B=Commercial
                                                       C=Land only
                                                       7=Mobile home
                                                       U=Unknown
                                                       D=Farm
                                                       A=Church
                                                       P=PUD
                                                       R=Row house
                                                       O=Co-op
                                                       M=Manufactured housing
                                                       24= 2-4 family
                                                       CT=Condotel
                                                       MU=Mixed use

Reason for default           VARCHAR2(3)               001=Death of principal mtgr    Cause of delinquency as identified by
                                                       02=Illness of principal mtgr   mortgagor.
                                                       003=Illness of mtgr's family
                                                       member
                                                       004=Death of mtgr's family
                                                       member
                                                       005=Marital difficulties
                                                       006=Curtailment of income
                                                       007=Excessive obligations
                                                       008=Abandonment of property
                                                       009=Distant employee transfer
                                                       011=Property problem
                                                       012=Inability to sell
                                                       property
                                                       013=Inability to rent
                                                       property
                                                       014=Military service
                                                       015=Other
                                                       016=Unemployment
                                                       017=Business failure
                                                       019=Casualty loss
                                                       022=Energy-Environment costs
                                                       023= Servicing problems
                                                       026= Payment adjustment
                                                       027=Payment dispute
                                                       029=Transfer ownership
                                                       pending
                                                       030=Fraud
                                                       031=Unable to contact
                                                       borrower
                                                       INC=Incarceration

REO repaired value           NUMBER(10,2)                                             The projected value of the property that is
                                                                                      adjusted from the "as is" value assuming
                                                                                      necessary repairs have been made to the
                                                                                      property as determined by the vendor/property
                                                                                      management company.

REO list price adjustment    NUMBER(15,2)                                             The most recent listing/pricing amount as
amount                                                                                updated by the servicer for REO properties.

                                                       E-2-5

REO list price adjustment    DATE(MM/DD/YYYY)                                         The most recent date that the servicer advised
date                                                                                  the agent to make an adjustment to the REO
                                                                                      listing price.

REO value (as is)            NUMBER(10,2)                                             The value of the property without making any
                                                                                      repairs as determined by the vendor/property
                                                                                      management company.

REO actual closing date      DATE(MM/DD/YYYY)                                         The actual date that the sale of the REO
                                                                                      property closed escrow.

REO flag                     VARCHAR2(7)               Y=Active REO                   Servicer defined indicator that identifies
                                                       N=No active REO                that the property is now Real Estate Owned.

REO original list date       DATE(MM/DD/YYYY)                                         The initial/first date that the property was
                                                                                      listed with an agent as an REO.

REO original list price      NUMBER(15,2)                                             The initial/first price that was used to list
                                                                                      the property with an agent as an REO.

REO net sales proceeds       NUMBER(10,2)                                             The actual REO sales price less closing costs
                                                                                      paid. The net sales proceeds are identified
                                                                                      within the HUD1 settlement statement.

REO sales price              NUMBER(10,2)                                             Actual sales price agreed upon by both the
                                                                                      purchaser and servicer as documented on the
                                                                                      HUD1 settlement statement.

REO scheduled close date     DATE(MM/DD/YYYY)                                         The date that the sale of the REO property is
                                                                                      scheduled to close escrow.

REO value date               DATE(MM/DD/YYYY)                                         Date that the vendor or management company
                                                                                      completed the valuation of the property
                                                                                      resulting in the REO value (as is).

REO value source             VARCHAR2(15)              BPO= Broker's Price Opinion    Name of vendor or management company that
                                                       Appraisal=Appraisal            provided the REO value (as is).

Repay first due date         DATE(MM/DD/YYYY)                                         The due date of the first scheduled payment
                                                                                      due under a forbearance or repayment plan
                                                                                      agreed to by both the mortgagor and servicer.

Repay next due date          DATE(MM/DD/YYYY)                                         The due date of the next outstanding payment
                                                                                      due under a forbearance or repayment plan
                                                                                      agreed to by both the mortgagor and servicer.

                                                       E-2-6

Repay plan                   DATE(MM/DD/YYYY)                                         The servicer defined date upon which the
broken/reinstated/closed                                                              servicer considers that the plan is no longer
date                                                                                  in effect as a result of plan completion or
                                                                                      mortgagor's failure to remit payments as
                                                                                      scheduled.

Repay plan created date      DATE(MM/DD/YYYY)                                         The date that both the mortgagor and servicer
                                                                                      agree to the terms of a forbearance or
                                                                                      repayment plan.

SBO loan number              NUMBER(9)                                                Individual number that uniquely identifies
                                                                                      loan as defined by Aurora Master Servicing.

Escrow balance/advance       NUMBER(10,2)                                             The positive or negative account balance that
balance                                                                               is dedicated to payment of hazard insurance,
                                                                                      property taxes, MI, etc. (escrow items only)

Title approval letter        DATE(MM/DD/YYYY)                                         The actual date that the title approval was
received date                                                                         received as set forth in the HUD title
                                                                                      approval letter.

Title package HUD/VA date    DATE(MM/DD/YYYY)                                         The actual date that the title package was
                                                                                      submitted to either HUD or VA.

VA claim funds received      DATE(MM/DD/YYYY)                                         The actual date that funds were received by
date                                                                                  the servicer from the VA for the expense claim
                                                                                      submitted by the servicer.

VA claim submitted date      DATE(MM/DD/YYYY)                                         The actual date that the expense claim was
                                                                                      submitted by the servicer to the VA.

VA first funds received      NUMBER(15,2)                                             The amount of funds received by the servicer
amount                                                                                from VA as a result of the specified bid.

VA first funds received      DATE(MM/DD/YYYY)                                         The date that the funds from the specified bid
date                                                                                  were received by the servicer from the VA.

VA NOE submitted date        DATE(MM/DD/YYYY)                                         Actual date that the Notice of Election to
                                                                                      Convey was submitted to the VA.

Zip Code                     VARCHAR2(5)                                              US postal zip code that corresponds to
                                                                                      property location.

                                                       E-2-7

FNMA Delinquency status      VARCHAR2(3)               09=Forbearance                 The code that is electronically reported to
code                                                   17=Preforeclosure sale         FNMA by the servicer that reflects the current
                                                       24=Drug seizure                defaulted status of a loan. (ie: 65, 67, 43 or
                                                       26=Refinance                   44)
                                                       27=Assumption
                                                       28=Modification
                                                       29=Charge-off
                                                       30=Third-party sale
                                                       31=Probate
                                                       32=Military indulgence
                                                       43=Foreclosure
                                                       44=Deed-in-lieu
                                                       49=Assignment
                                                       61=Second lien considerations
                                                       62=VA no-bid
                                                       63=VA Refund
                                                       64=VA Buydown
                                                       65=Ch. 7 bankruptcy
                                                       66=Ch. 11 bankruptcy
                                                       67=Ch. 13 bankruptcy

FNMA delinquency reason      VARCHAR2(3)               001=Death of principal mtgr    The code that is electronically reported to
code                                                   002=Illness of principal mtgr  FNMA by the servicer that describes the
                                                       003=Illness of mtgr's family   circumstance that appears to be the primary
                                                       member                         contributing factor to the delinquency.
                                                       004=Death of mtgr's family
                                                       member
                                                       005=Marital difficulties
                                                       006=Curtailment of income
                                                       007=Excessive obligations
                                                       008=Abandonment of property
                                                       009=Distant employee transfer
                                                       011=Property problem
                                                       012=Inability to sell
                                                       property
                                                       013=Inability to rent
                                                       property
                                                       014=Military service
                                                       015=Other
                                                       016=Unemployment
                                                       017=Business failure
                                                       019=Casualty loss
                                                       022=Energy-Environment costs
                                                       023= Servicing problems
                                                       026= Payment adjustment
                                                       027=Payment dispute
                                                       029=Transfer ownership
                                                       pending
                                                       030=Fraud
                                                       031=Unable to contact
                                                       borrower
                                                       INC=Incarceration

Suspense balance             NUMBER(10,2)                                             Money submitted to the servicer, credited to
                                                                                      the mortgagor's account but not allocated to
                                                                                      principal, interest, escrow, etc.

Restricted escrow balance    NUMBER(10,2)                                             Money held in escrow by the mortgage company
                                                                                      through completion of repairs to property.

Investor number              NUMBER (10,2)                                            Unique number assigned to a group of loans in
                                                                                      the servicing system.

                                      E-2-8

                                    EXHIBIT F

                              ANNUAL CERTIFICATION

Aurora Loan Services LLC
327 Inverness Drive South
Englewood, CO  80112
Mail Stop Code - 3195

Re: Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-21

Reference is made to the Reconstituted Servicing Agreement, dated as of October 1, 2005 (the "Agreement"), by and between Lehman Brothers Holdings Inc., as seller, and Countrywide Home Loans Servicing LP, as servicer (the "Servicer"). I, [identify the certifying individual], a [title] of the Servicer hereby certify to Aurora Loan Services LLC (the "Master Servicer"), and its respective officers, directors and affiliates, and with the knowledge and intent that it will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Servicing Agreement (the "Servicing Information");

2. Based on my knowledge, the information relating to the Mortgage Loans submitted by the Servicer in its monthly reporting packages delivered to the Master Servicer with respect to the Transaction, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information required to be provided to the Master Servicer by the Servicer under this Agreement has been provided to the Master Servicer; and

4. I am responsible for reviewing the activities performed by the Servicer under this Agreement and based upon the review required hereunder, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Certified Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer by the Servicer, the Servicer has, as of this certification fulfilled its obligations under this Agreement.

                                       Name:
                                                ----------------------------
                                       Title:
                                                ----------------------------
                                       Date:
                                                ----------------------------

                                       F-2